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                                                                EXHIBIT 10.4(a)


                             AMENDED AND RESTATED
                               AMENDMENT NO. 2
                                      TO
                      WAREHOUSE LOAN AND SECURITY AGREEMENT


THIS AMENDED AND RESTATED AMENDMENT NO. 2 TO WAREHOUSE LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of June 1, 2000, amends the Warehouse Loan and Security Agreement dated as of February 10, 2000 (the "Loan Agreement"), between Aames Capital Corporation (the "Borrower") and Greenwich Capital Financial Products, Inc. (the "Lender"). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

WHEREAS, the Borrower and the Lender wish to amend the Loan Agreement to modify certain of the terms thereof.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender agree as follows:

1.   AMENDMENT

1.1 Effective as of March 31, 2000, Section 6.17 of the Loan Agreement is hereby amended by deleting the existing Section 6.17 thereof and replacing it with the following:

          "TANGIBLE NET WORTH; LIQUIDITY. Aames Capital's Tangible Net Worth is not less than $315,000,000 and Aames Capital has cash, Cash Equivalents and unused borrowing capacity on unencumbered assets that could be drawn against (taking into account required haircuts) under committed warehouse facilities in an amount not less than $1,000,000."

1.2 Effective as of March 31, 2000, Section 7.16 of the Loan Agreement is hereby amended by deleting the existing Section 7.16 thereof and replacing it with the following:

          "MAINTENANCE OF TANGIBLE NET WORTH. The Tangible Net Worth of Aames Capital shall be not less than $315,000,000 at all times during the term of this Warehouse Agreement."

2.   EQUITY INVESTMENT

The Borrower shall arrange for an equity investment from Capital Z into Aames Financial Corporation in the aggregate amount of not less than FIFTY MILLION DOLLARS ($50,000,000), gross of expenses, which investment shall be in form and substance satisfactory to the Lender (the "EQUITY INVESTMENT"). The failure to (a) consummate at least $25,000,000 of the Equity Investment on or prior to June 30, 2000 or

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(b) consummate the entire Equity Investment on or prior to July 31, 2000, shall constitute an Event of Default under the Loan Agreement.

3.   REPRESENTATIONS

In order to induce the Lender to execute and deliver this Amendment, the Borrower hereby represents to the Lender that as of the date hereof, after giving effect to this Amendment, the Borrower is in full compliance with all of the terms and conditions of the Loan Agreement and no default or Event of Default has occurred and is continuing under the Loan Agreement.

4.   MISCELLANEOUS

Except as specifically amended herein, the Loan Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Loan Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Loan Agreement any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement as amended hereby.

                        [SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment to be duly executed and delivered as of the date first above written.



                                    AAMES CAPITAL CORPORATION

                                    By:  /s/ John Kohler
                                         --------------------------------
                                    Name:    John Kohler
                                    Title:   Executive Vice President


                                    GREENWICH CAPITAL FINANCIAL
                                    PRODUCTS, INC.

                                    By:  /s/ Anthony Palmisano
                                         --------------------------------
                                    Name:    Anthony Palmisano
                                    Title:   Vice President